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                                                                   EXHIBIT 10.22


                                 TRUST AGREEMENT

                                     BETWEEN

                       KAUFMAN AND BROAD HOME CORPORATION

                                       AND

                               WACHOVIA BANK, N.A.

                                   AS TRUSTEE


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                                 TRUST AGREEMENT

                      DATED AS OF AUGUST 27, 1999, BETWEEN

                        KAUFMAN & BROAD HOME CORPORATION

                                       AND

                         WACHOVIA BANK, N.A., AS TRUSTEE

                                TABLE OF CONTENTS

SECTION 1       Definitions.................................................   4
SECTION 2       Establishment of the Trust..................................   6
        2.1     Trust Fund..................................................   6
        2.2     Irrevocability..............................................   7
        2.3     Claims of Creditors.........................................   7
SECTION 3       Acceptance by the Trustee...................................   7
SECTION 4       Investment of the Trust.....................................   7
        4.1     General Duties of Trustee...................................   7
        4.2     Additional Powers of Trustee................................   9
SECTION 5       Establishment and Maintenance of Participant Schedule.......  11
        5.1     Form of Participant Schedule................................  11
        5.2     Maintaining the Participant Schedule........................  11
SECTION 6       Maintenance of the Trust....................................  11
        6.1     Trust Assets and Allocation to Plans........................  11
        6.2     Valuations of Trust and Accounts............................  11
        6.3     Trust Statements............................................  11
SECTION 7       Voting and Tender of Company Stock Held in Trust............  12
        7.1     Voting of Company Stock.....................................  12
        7.2     Tender Rights...............................................  12
        7.3     Notices and Information Statements..........................  13
SECTION 8       Distributions from the Trust................................  14
        8.1     Distribution of Company Stock from the Trust................  14
        8.2     Protection of Trustee.......................................  15
        8.3     Company Obligations.........................................  15
        8.4     Trustee as Holder of Legal Title to Trust Assets............  16
        8.5     Federal Income Tax Consequences of the Trust................  16
SECTION 9       Expenses, Compensation and Indemnification..................  16
        9.1     Compensation................................................  16
        9.2     Expenses....................................................  16
        9.3     Charge on Trust Fund........................................  16
        9.4     Indemnification.............................................  16
        9.5     Payment from Trust Fund.....................................  17
SECTION 10      Administration and Records..................................  17
        10.1    Records.....................................................  17
        10.1    Settlement of Accounts......................................  17
        10.3    Audit.......................................................  18
        10.4    Judicial Settlement.........................................  18

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
        10.5   Delivery of Records to Successor.............................. 18
        10.6   Tax Filings................................................... 18

SECTION 11     Removal or Resignation of the Trustee and Designation of
               Successor Trustee............................................. 19
        11.1   Removal....................................................... 19
        11.2   Resignation................................................... 19
        11.3   Successor Trustee............................................. 19

SECTION 12     Enforcement of the Trust Agreement............................ 19
        12.1   Rights of Parties to Enforce the Trust Agreement.............. 19
        12.2   Limitation on Rights of Participants, Beneficiaries and Other
               Affiliates.................................................... 20

SECTION 13     Termination................................................... 20
        13.1   Termination upon Specific Events.............................. 20
        13.2   Termination in Other Events................................... 20
        13.3   Limitation on Trustee Liability upon Total Distribution;
               Continuation of Trustee Powers................................ 21
        13.4   Nonapplicability of ERISA..................................... 21

SECTION 14     Amendment..................................................... 21
        14.1   Amendments in General......................................... 21
        14.2   Specific Amendments........................................... 22

SECTION 15     Nonalienation................................................. 22

SECTION 16     Communications................................................ 22
        16.1   To the Company, Board of Directors and Committee.............. 22
        16.2   To the Trustee................................................ 22
        16.3   To a Participant.............................................. 24
        16.4   Binding upon Receipt.......................................... 24
        16.5   Authority to Act.............................................. 24
        16.6   Authenticity of Instruments................................... 24

SECTION 17     Claims of Company's Bankruptcy Creditors...................... 24
        17.1   Bankruptcy Creditors.......................................... 24
        17.2   Resumption of Benefits, Restoration of Accounts............... 25

SECTION 18     Consolidation, Merger or Sale of the Company.................. 25
SECTION 19     Miscellaneous Provisions...................................... 25
        19.1   Binding Effect................................................ 25
        19.2   Inquiry as to Authority....................................... 25
        19.3   Responsibility for Company Action............................. 26
        19.4   Successor to Trustee.......................................... 26
        19.5   Intercompany Agreements....................................... 26
        19.6   Titles Not to Control......................................... 26
        19.7   Laws of the State of Delaware to Govern....................... 26
        19.8   Fractional Shares............................................. 26
        19.9   Counterparts.................................................. 26

SCHEDULE A     List of Plans and Administrators
SCHEDULE B     Trustee's Compensation Schedule
SCHEDULE C     Form of Promissory Note

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     This TRUST AGREEMENT is made and entered into as of August 27, 1999 (the
"Effective Date") by and between Kaufman and Broad Home Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), Wachovia Bank, N.A., a national banking association, organized under the laws of the United States of America (the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Company is the sponsor of various non-qualified and qualified employee benefit plans and arrangements for the benefit of some or all of the employees of the Company and certain of its subsidiaries and affiliates and may from time to time adopt one or more additional plans or arrangements;

     WHEREAS, the Company and its subsidiaries or affiliates have and will have certain legal obligations under these employee benefit plans or arrangements;

     WHEREAS, the Company wishes to establish a trust to assist it in meeting certain of these obligations and to make contributions for the benefit of its subsidiaries or affiliates and intends to make contributions and/or loans to such trust at such time or times and in such amount or amounts as it may determine;

     WHEREAS, the Company intends that such contributions shall be held by the Trustee and, if other than in the form of common stock of the Company, used for the purpose of acquiring common stock of the Company and making payments with respect to loans used to acquire common stock of the Company all in accordance with the provisions of this Trust Agreement;

     WHEREAS, the Company intends that any loans made to the Trustee by the Company shall be used for the exclusive purpose of acquiring common stock of the Company in accordance with the provisions of this Trust Agreement;

     WHEREAS, inasmuch as the income and corpus of such trust may and will be applied in discharge of the legal obligations of the Company, and for the benefit of the Company's subsidiaries and affiliates, such trust is intended to be a "grantor trust" within the meaning of Section 671 of the Code; and

     WHEREAS, the Company intends that the assets of such trust at all times shall be subject to the claims of bankruptcy and other general creditors of the Company as provided in Section 17 of this Trust Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Trustee declare and agree as follows:

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SECTION 1  DEFINITIONS.

     As used in this Trust Agreement, the following definitions apply to the terms indicated below:

     1.1 "Administrator" or "Administrators" shall refer to the Committee, Company official(s) or other persons listed in Schedule A charged with responsibility for overseeing and administering the Plans and provision of Benefits.

     1.2 "Affiliate" shall refer to any direct or indirect subsidiary related by direct or indirect stock ownership of the Company that has adopted a Plan while each such entity is a Subsidiary of the Company.

     1.3 "Beneficiary" shall mean any person entitled to receive benefits under any Plan on the death of a Participant.

     1.4 "Benefits" shall mean amounts that the Company or an Affiliate has an obligation to pay to Participants pursuant to any Plan under which the Company has a legal obligation to (a) pay from its general assets,
          (b) provide for the payment of by making contributions from its general assets, or (c) deliver in shares of Company Stock.

     1.5 "Board of Directors" shall mean the Board of Directors of the Company.

     1.6 "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

     1.7 "Committee" shall mean such committee as the Board of Directors shall appoint from time to time to provide instructions to the Trustee as provided herein. The Committee shall consist of three or more persons. The members of the Committee will be certified to the Trustee by the Secretary or Assistant Secretary of the Company. The Committee will initially be comprised of the Chief Financial Officer, Secretary, and Treasurer of the Company and shall remain so comprised until its composition is changed by the Board of Directors.

     1.8 "Company Stock" shall mean the common stock of the Company, par value $1.00 per share.

     1.9 "Daily Value" shall mean, with respect to a share of Company Stock, the closing reported sales price per share of Company Stock on the New York Stock Exchange Composite Tape, or if Company Stock is not traded on such stock exchange, the principal national securities exchange on which Company Stock is traded, or if not so traded, the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations

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Bureau, or any similar organization, on any relevant date, or if not so reported, as determined by the Committee in a manner consistently applied.

     1.10 "Eligible Participant" shall mean a Participant who is an Employee and who, as of the date upon which Eligible Participants are determined, (a) is a Participant in one of the Stock Option Plans (b) is not a member of the Board of Directors.

     1.11 "Employee" shall mean any individual who is actively employed by the Company or an Affiliate.

     1.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     1.14 "401(k) Plan" shall mean the Kaufman and Broad Home Corporation Amended and Restated 401(k) Plan.

     1.15 "Other Assets" shall mean any asset or investment aside from cash held by the Trust that is not Company Stock.

     1.16 "Participant Schedule" shall mean the schedule prepared by the Company from time to time pursuant to Section 5.

     1.17 "Participants" shall mean those individuals who participate in one or more of the Plans.

     1.18 "Plans" shall mean the plans or arrangements referred to in Schedule A, as amended from time to time.

     1.19 "Stock Option Plans" shall mean the Company's (a) 1999 Incentive Plan,
(b) 1988 Employee Stock Plan, (c) Performance Based Incentive Plan for Senior Management, (d) 1998 Stock Incentive Plan, or (e) 1986 Stock Option Plan, as each Stock Option Plan may be amended from time to time, or such successor or substitute stock incentive or option plan as may be listed on Schedule A from time to time by the Company.

     1.20 "Specified Investments" shall mean (a) direct obligations of the United States of America and agencies thereof for which the full faith and credit of the United States is pledged or mutual funds, the sole assets of which are such investments, (b) obligations fully guaranteed by the United States of America or mutual fund, the sole assets of which are such investments, (c) certificates of deposit issued by, or banker's acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof having

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combined capital and surplus and retained earnings of at least $500,000,000
(including the Trustee if such conditions are met), (d) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's Corporation or Moody's Investors' Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, and (e) repurchase agreements with any financial institution having a combined capital and surplus of at least $750,000,000 fully collateralized by obligations of the type described in clauses (a) through (d) above; PROVIDED that, if all of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds from an entity described in clause (c) above; and provided further that no investment shall be eligible as a "Specified" Investment" unless the final maturity or date of return of such investment is 12 months or less from the date of purchase thereof.

     1.21 "Subsidiary" shall mean any corporation of which a majority of the total voting power of its outstanding voting securities, or any partnership, limited liability company, joint venture, or other entity of which a majority of the partnership interests, membership or manager interests, or other similar equity interests thereof, is owned, directly or indirectly by the Company.

     1.22 "Trust" shall mean the Kaufman and Broad Home Corporation Grantor Stock Trust established pursuant to this Trust Agreement.

     1.23 "Trust Fund" shall mean all Company Stock, money and other property from time to time obtained by the Trust and all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein.

SECTION 2  ESTABLISHMENT OF THE TRUST.

     2.1 TRUST FUND. The Company hereby establishes the Kaufman and Broad Home Corporation Grantor Stock Trust. The Trust Fund shall consist of such sums of Company Stock, money, and other property acceptable to the Trustee as are from time to time paid to or otherwise acquired by the Trustee. Subject to Section 8.1(a) as to deemed forgiveness of debt, the Company shall have no duty or obligation to make any contributions to the Trust, and the Trustee shall have no duty or obligation to require the Company to make any contribution to the Trust. The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Trustee, and any successor Trustee appointed pursuant to Section 11 hereof or resulting under Subsection 19.4 hereof, shall at all times be a bank and trust company or other

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national banking association that is neither a subsidiary of, nor other firm related by direct or indirect stock ownership to, the Company.

     2.2  IRREVOCABILITY. This trust shall be irrevocable. Except as provided in
Section 17 hereof, the Trust shall be for the exclusive purpose of assisting the Company in providing for the payment of Benefits and defraying expenses of the Trust in accordance with the provisions of this Trust Agreement. No part of the income or corpus of the Trust Fund shall be recoverable by the Company; PROVIDED, HOWEVER, that the Trust Fund shall be applied in discharge of the Company's legal obligations as provided in this Trust Agreement.

     2.3 CLAIMS OF CREDITORS. Notwithstanding anything in this Trust Agreement or the Plans to the contrary, the Trust Fund shall at all times be subject to the claims of bankruptcy and other general creditors of the Company as provided in Section 17 hereof. No Participant, Affiliate, or Plan shall have any claim against the Trust Fund or Trustee.

SECTION 3  ACCEPTANCE BY THE TRUSTEE.

     The Trustee accepts the Trust established under this Trust Agreement on the terms and subject to the provisions set forth herein. The Trustee agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

SECTION 4  INVESTMENT OF THE TRUST.

     4.1 GENERAL DUTY OF TRUSTEE. Except as otherwise provided in this Subsection 4.1 or except as otherwise expressly provided in this Trust Agreement, all assets received by the Trustee other than Company Stock shall be invested as soon as practicable, and remain invested, in Company Stock.

          (a) The Trustee shall not invest any cash contributed to the Trust (other than cash contributed to repay loans to the Trust) in any investment other than Company Stock, except that cash contributions may be invested in Specified Investments on a temporary basis with the approval of the Committee.

          (b) From time to time, the Trustee shall have the ability, with the approval of the Committee, to borrow funds for the purpose of acquiring shares of Company Stock and/or to issue one or more notes to the Company (together with the payment of cash for the aggregate par value) in exchange for newly issued shares of Company Stock or in exchange for cash to be used to purchase Company Stock on the open market. The Trustee shall have the ability to pledge any shares so acquired as collateral. Subject to the requirements of Subsection 8.1(d), the terms and conditions of any

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     borrowing shall be fair and reasonable. It is contemplated that any such obligation shall be repaid using cash contributions and earnings attributable to Company Stock held by the Trust Fund.

          (c) The Company may transfer treasury shares of Company Stock to the Trust Fund; PROVIDED, that the Trustee must pay consideration for such treasury shares at least equal to the fair market value thereof in the form of a promissory note as set forth in Schedule C.

          (d) Notwithstanding anything herein to the contrary, unless the Committee otherwise directs, cash (other than cash proceeds of a loan and cash received as contributions or as dividends on Company Stock) or Other Assets (other than Other Assets received as dividends on Company Stock) received by the Trustee shall be retained and invested in Other Assets, PROVIDED, HOWEVER, that the Trust shall make no new investment in an Other Asset other than Specified Investments, and PROVIDED FURTHER that, after payment of the costs of the Trust, including, without limitation, Trustee fees and expenses and, if applicable, debt repayment described in Subsection 4.1(b), through the end of the calendar year during which such cash or Other Assets are received by the Trustee, any such cash or Other Assets remaining shall be distributed by the Trustee to the Administrators at the end of such calendar year to provide for Company Matching Contributions under the 401(k) Plan.

          (e) Except as otherwise provided herein, dividends paid in cash on Company Stock held by the Trust shall be applied, immediately upon receipt thereof by the Trustee, first to pay interest and then to repay or pre-pay scheduled principal due under any loans to the Trust, which application shall be in the order such principal payments are due. In the event that dividends paid on Company Stock held in the Trust, other than extraordinary dividends, exceed the amount of scheduled principal and interest due in any Trust Year, such excess shall be distributed to the Administrator of the 401(k) Plan for the purpose of making Company Matching Contributions and, to the extent not so needed, shall then be distributed to the Administrators for the purpose of paying compensation to any other broad cross-section of Participants, as determined in good faith by the Committee. Extraordinary dividends shall not be used to pay interest on or principal of any loans to the Trust, but shall be invested in additional Company Stock as soon as practicable. Dividends which are not in cash or in Company Stock (including extraordinary dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable. For purposes of this Agreement, Company Stock purchased with the proceeds of an extraordinary dividend or with the proceeds of a non-cash dividend shall, for purposes of this, be deemed to have been acquired with the proceeds of the loan. In the Trustee's

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     discretion, investments in Company Stock may be made through open-market purchases, private transactions or (with Company's consent) purchases from the Company.

     4.2 ADDITIONAL POWERS OF TRUSTEE. Subject to the provisions of Section 4.1, the Trustee shall have the following additional powers and authority with respect to all property constituting a part of the Trust Fund:

          (a) To purchase securities or any other kind of property and to retain such securities or other property, regardless of diversification and without being limited to investments authorized by law for the investment of trust funds.

          (b) Subject to Subsection 7.2 hereof, to sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof.

          (c) Subject to Section 7 hereof, to participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity any of the securities of which may at any time be held in the Trust Fund, and to do any act with reference thereto.

          (d) To deposit cash or any Other Assets with any protective, reorganization or similar committee; to delegate discretionary power to any such committee; and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

          (e) To exercise any conversion privilege or subscription right available in connection with any such property, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.

          (f) Subject to Subsection 9.4 hereof, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages, due or owing to or from the Trust; PROVIDED, HOWEVER, that except as to suits brought by the Trustee against the Company or against any other party to enforce an obligation of the Company under the Trust Agreement, suits may be commenced on behalf of the Trust only with the


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     prior approval of the Committee, and such prior approval shall not be unreasonably withheld.

          (g) Subject to Section 7 hereof, to exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other such property.

          (h) To hold cash awaiting investment uninvested, and to maintain such additional cash balances as it shall deem reasonable or necessary to meet anticipated cash distributions from or administrative costs of the Trust.

          (i) To invest cash or Other Assets at Wachovia Bank, N.A. or another bank and trust company or national banking association in any type of interest-bearing investment, including, without limitation, deposit accounts, certificates of deposit and repurchase agreements.

          (j) To invest and reinvest all or any specified portion of cash or Other Assets (i) through the medium of any common trust fund which has been or may hereafter be established and maintained by the Trustee, or (ii) in shares of open end or closed end investment companies, including companies for which the Trustee provides management or custodial services, PROVIDED that, prior to investing any portion of the Trust Fund for the first time in any such common trust fund or investment company, the Trustee shall advise the Company of its intent to make such an investment and furnish to the Company any information it may reasonably request with respect to such investment.

          (k) To engage legal counsel, including counsel to the Company, or any other suitable agents, to consult with such counsel or agents with respect to the implementation or construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel or agents, and to pay any such counsel's or agent's reasonable fees, expenses and compensation.

          (l) To register or hold any securities or other property held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.

          (m) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts,

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     waivers, releases or other instruments in writing that are necessary or proper for the accomplishment of any of the foregoing powers.

          (n) Subject to Section 7 hereof, generally, to exercise any of the powers of an owner with respect to property held in the Trust Fund.

SECTION 5  ESTABLISHMENT AND MAINTENANCE OF PARTICIPANT SCHEDULE.

     5.1 FORM OF PARTICIPANT SCHEDULE. The Trustee may, from time to time, request the Company to prepare and deliver to the Trustee in accordance with Subsection 5.2 hereof, a schedule that sets forth the name of each Participant entitled to receive a Benefit under a Plan or such group of Participants that the Trustee may need to know in order to carry out the provisions of this Agreement.

     5.2 MAINTAINING THE PARTICIPANT SCHEDULE. At the request of the Trustee, the Company shall from time to time update the Participant Schedule. Each Participant Schedule shall state the date as of which it applies, and the Trustee shall be entitled to rely upon such Participant Schedule, without a duty of further inquiry, until it receives an updated Participant Schedule bearing a later date. Each Participant Schedule shall contain all information concerning a Participant that the Trustee will need to complete its responsibilities under this Agreement.

SECTION 6  MAINTENANCE OF TRUST.

     6.1 TRUST ASSETS AND ALLOCATION TO PLANS. Subject to Sections 4.1 and 17, the Trustee shall hold all assets contributed or otherwise obtained by the Trust and shall distribute such assets and any earnings thereon to such Administrators or Participants, as provided for and in accordance with this Trust Agreement or use such assets to pay obligations of the Trust described in Section 9 or to repay a loan described in Subsection 4.1(b).

     6.2 VALUATION OF TRUST AND ACCOUNTS. The Trustee shall revalue the Trust Fund as of the last business day of each calendar quarter. Shares of Company Stock shall be valued at the Daily Value of Company Stock as of such date.

     6.3 TRUST STATEMENTS. As provided in Section 10.2, the Trustee shall, at the end of each calendar quarter, furnish a statement to the Company reflecting the assets held in the Trust Fund and the value thereof within ten business days after the receipt of all information necessary to produce such report.

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SECTION 7  VOTING AND TENDER OF COMPANY STOCK HELD IN TRUST.

     7.1  VOTING OF COMPANY STOCK.

          (a) The Trustee shall vote (or abstain from voting) the shares of Company Stock held by the Trust in accordance with, and by soliciting and receiving, voting directions from or on behalf of Eligible Participants. As soon as practicable following the record date in question, the Company shall deliver to the Trustee a Participant Schedule listing Eligible Participants determined as of such record date. Each Eligible Participant listed on such Participant Schedule shall have the right to direct the vote (or abstention) with respect to that number of shares of Company Stock held by the Trust as determined by the following formula: multiply the shares of Company Stock held by the Trust by a fraction for each Eligible Participant who has given voting instructions. The numerator of such fraction shall equal the total unexercised options granted pursuant to the Stock Option Plans held by such Eligible Participant; and the denominator of such fraction shall equal the total unexercised options granted pursuant to the Stock Option Plans held by all Eligible Participants who have given voting instructions.

          (b) The Trustee shall devise and implement a procedure to assure confidentiality of any directions given by or on behalf of Eligible Participants in respect of votes. All actions taken by or on behalf of Eligible Participants pursuant to this Subsection 7.1 shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its Affiliates, (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust, or (iii) as may be required by court order.

     7.2  TENDER RIGHTS.

          (a) If any person shall commence a tender or exchange offer with respect to the Company Stock, the Trustee shall tender or exchange, or not tender or exchange, the shares of Company Stock held by the Trust as directed by or on behalf of Eligible Participants, determined as of the commencement of such tender or exchange offer, pursuant to the tender or exchange instructions solicited by the Trustee. The Trustee shall first divide the shares of Company Stock held in the Trust Fund into two equal blocks of shares of Company Stock to be known as the 401(k) Plan Block and the Stock Option Plans Block (with the odd share of stock, if any, allocated to the 401(k) Plan Block).

               (i) The Trustee shall tender or exchange the shares of Company Stock held in the 401(k) Plan Block in the same proportions as shares of Company Stock held in the 401(k) Plan are tendered or exchanged and shall in making such tender or exchange rely on a certification from the Trustee of the 401(k) Plan as to the tender or exchange instructions that the participants in the 401(k) Plan have made with respect to shares of Company Stock allocated to their accounts in the 401(k) Plan.

               (ii) As soon as practicable following the commencement of such tender or exchange offer, the Company shall deliver to the Trustee a Participant Schedule listing the Eligible Participants determined as of the commencement of such tender or exchange offer. Each Eligible Participant listed on such Participant Schedule shall have the right to direct the tender or exchange of that number of shares of Company Stock held in the Stock Option Plan Block as determined by the following formula: multiply the shares of Company Stock held in the Stock Option Plan Block by a fraction for each Eligible Participant who has given tender or exchange instructions. The numerator of such fraction shall equal the total unexercised options granted pursuant to the Stock Option Plans held by such Eligible Participant; and the denominator of such fraction shall equal the total unexercised options granted pursuant to the Stock Option Plans held by all Eligible Participants who have given tender or exchange instructions.

          (b) The Trustee shall devise and implement a procedure to assure the confidentiality of any directions given by or on behalf of Participants in response to such offers. All actions taken by or on behalf of Participants pursuant to this Subsection 7.2 shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its Affiliates,
     (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Company Stock held in the Trust, or
     (iii) as may be required by court order.

     7.3 NOTICES AND INFORMATION STATEMENTS. The Company shall provide the Trustee in a timely manner with notices and information statements (including proxy statements) when voting or consent rights are to be exercised, and with respect to tender, exchange or similar offers, notices and offer materials, at the same time and in the same manner (except to the extent the Exchange Act requires otherwise) as such notices, information statements, and offer materials are provided to shareholders of the Company generally. The Trustee shall, in turn, provide all material received pursuant to this Subsection 7.3 to Eligible Participants described in Subsections 7.1 and 7.2, who do not otherwise receive such material.

SECTION 8  DISTRIBUTIONS FROM THE TRUST.

     8.1 DISTRIBUTIONS OF COMPANY STOCK FROM THE TRUST. Except as otherwise provided in Sections 13 or 17, all distributions of Company Stock from the Trust shall be used to provide for the payment of Benefits. For shares acquired with the proceeds of a loan, distributions of such shares of Company Stock from the Trust shall be made in proportion to the principal payment made (or deemed forgiven) with respect to the loan used to acquire such Company Stock described in Subsection 4.1(b). For purposes of the foregoing, the proportion of the principal payment made (or deemed forgiven) with respect to the loan shall be determined by dividing the amount of the principal payment made (or deemed forgiven) by the sum of such principal payment and the principal balance of the loan remaining after such payment. For shares acquired by way of a contribution of cash or Company Stock to the Trust, distributions of such shares of Company Stock from the Trust shall be made in accordance with Section 8.1(b).

          (a) RELEASE OF SHARES ACQUIRED WITH PROCEEDS OF A LOAN. Shares of Company Stock acquired with the proceeds of a loan shall be distributed from the Trust in accordance with the following directions: (i) to the extent available, shares of Company Stock sufficient to meet the current obligations of the Stock Option Plans in the order listed in Schedule A shall first be allocated to the Administrator of the Stock Option Plans in such order, and (ii) remaining shares of Company Stock (if any) to the extent available shall be transferred to the Administrator to assist the Company to meet the current obligations of the Company under the 401(k) Plan to fund Employee elections of Company Stock in the Investment Fund and then the Company Matching Contribution. If the earnings attributable to the shares of Company Stock acquired with the proceeds of such loan together with any contributions made by the Company for the purpose of repayment of such loan are not sufficient to enable the Trust to make a required repayment of principal under such loan that will cause a release and distribution of shares sufficient to provide for the payment of Benefits described in Subsections 8.1(a)(i) and (ii), then shares of Company Stock acquired by a contribution of cash or Company Stock to the Trust, to the extent available, shall be distributed in accordance with Section 8.1(b) to meet the Company's obligations to pay the Benefits described in Subsections 8.1(a)(i) and (ii). If a deficiency still remains after making such distributions of shares under this Section 8.1(a) and Section 8.1(b), then repayment of principal shall be deemed forgiven by the Company to the extent necessary to cause a release and distribution of shares of Company Stock to satisfy such deficiency.

          (b) RELEASE OF SHARES ACQUIRED BY A CONTRIBUTION OF CASH OR COMPANY STOCK TO THE TRUST. Subject to the provisions of Section 8.1(a), shares of Company Stock acquired by a contribution of cash or Company Stock to the Trust (including shares of Company Stock purchased by the Trustee with extraordinary dividends) shall be distributed by the Trustee to the extent necessary to meet the Company's current obligations under the Plans. Such shares of Company Stock released in any year shall first (i) be used to meet the current obligations under the Stock Option Plans in the order listed on Schedule A and shall be delivered by the Trustee to the Administrator of the Stock Option Plans in such order, and (ii) remaining shares of Company Stock (if any) to the extent available shall be transferred to the Administrator to assist the Company to meet the obligations of the Company under the 401(k) Plan to fund Employee elections of Company Stock in the Investment Fund and then the Company Matching Contribution. If at any time the Trust consists solely of shares of Company Stock acquired by a contribution of cash or Company Stock, then distributions of such shares of Company Stock in any year shall be made in an amount which is not less than the lesser of (iii) 100,000 shares of Company Stock, or (iv) a number of shares of Company Stock equal to 12% of the assets of the Trust.

          (c) RELIANCE UPON COMMITTEE INSTRUCTION. From time to time, the Committee or its designee shall inform the Trustee in writing of how many shares are required to provide for the payment of Benefits under such Plans under Subsections 8.1(a) and (b). The Trustee may rely upon written instructions received by the Committee to carry out the instructions contained in this Subsection 8.1 and shall have no responsibility to verify or monitor the determinations made by the Committee.

          (d) ACCELERATION. Notwithstanding anything herein to the contrary, if the Trustee undertakes a loan to acquire Company Stock pursuant to Subsection 4.1, such loan shall at all times provide that principal payments may be accelerated at any time at the discretion of the Committee.

     8.2 PROTECTION OF TRUSTEE. The Trustee shall, to the maximum extent permitted by applicable law, be fully protected in acting upon any written statement, affidavit or certification from the Company or the Committee. The Trustee shall at all times, to the maximum extent permitted by applicable law, be fully protected in making distributions pursuant to Sections 4, 8, 9, 13 and 17 hereof.

     8.3 COMPANY OBLIGATIONS. Notwithstanding the provisions of this Trust Agreement, the Company and its Affiliates shall remain obligated with respect to the Benefits attributable to their respective employees. Nothing in this Trust Agreement shall relieve the Company or any of its Affiliates of their respective liabilities with respect to the Benefits except to the extent such amounts are paid to a Plan or a Participant from the Trust, it nevertheless being the Company's intent that the Trust Fund shall be applied in discharge of the Company's legal obligations as provided in this Trust Agreement. Notwithstanding anything herein to the contrary, assets of the Trust Fund may not be used for the payment of Benefits under the Plans pursuant to this Section 8 unless the Benefits give rise to a contractual obligation of the Company, and it is a Benefit described in Schedule A.

     8.4 TRUSTEE AS HOLDER OF LEGAL TITLE TO TRUST ASSETS. Subject to Section 17 hereof, the Trustee shall hold legal title to all assets in the Trust.

     8.5 FEDERAL INCOME TAX CONSEQUENCES OF THE TRUST. The Trust Fund may be applied in the discharge of legal obligations of the Company and for the benefit of the Company's investments in its Affiliates as provided herein. Accordingly, the Trust shall be treated as a grantor trust of the Company under the Code, and the Company shall take into account in computing its tax liability, those items of income, deductions and credits against tax attributable to assets held in the Trust to which the Company would have been entitled had the Trust not been in existence. The Trustee shall notify the Company promptly after it becomes aware of any tax liability assessed against, or imposed upon, the Trust or the Trustee in its capacity as Trustee of the Trust. The Company shall be responsible for all matters in respect of such assessment or imposition, and shall have sole responsibility for any defense in connection therewith. Payments in respect of any tax liability of the Company arising in connection with earnings, gains or activities relating to the Trust, including, without limitation, interest and penalties, shall be made from the Trust Fund after a final determination of such liability, unless the Company promptly pays such liability. In the event the assets of the Trust are insufficient to pay such liability, any deficit shall be paid promptly by the Company.

SECTION 9  EXPENSES, COMPENSATION AND INDEMNIFICATION.

     9.1 COMPENSATION. The Company shall pay the Trustee compensation in accordance with the compensation schedule attached hereto as Schedule B, unless the Company and the Trustee otherwise agree in writing.

     9.2 EXPENSES. The Trustee shall be reimbursed by the Company for its reasonable expenses of implementation, management and administration of the Trust, including brokerage commissions and the reasonable compensation of attorneys or other agents engaged by the Trustee or by the Company to assist in such implementation, management and administration.

     9.3 CHARGE ON TRUST FUND. All expenses and compensation referred to in Sections 9.1 and 9.2 hereof shall be a charge on the Trust Fund and shall constitute a lien on the Trust Fund in favor of the Trustee and shall be payable from the Trust Fund unless paid when due by the Company.

     9.4 INDEMNIFICATION. The Company hereby agrees to indemnify and hold harmless the Trustee from and against any losses, costs, damages, claims or expenses, including without limitation reasonable attorneys' fees, which the Trustee may incur or pay out in connection with, or otherwise arising out of:

          (a) the performance by the Trustee of its duties hereunder, unless any such loss, cost, damage, claim or expense is a result of negligence or willful misconduct by the Trustee or the breach by the Trustee of its fiduciary duties hereunder; or

          (b) any action taken by the Trustee in good faith pursuant to the written direction of the Company or the Committee.

In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle the Trustee to be indemnified hereunder, the Trustee shall give the Company written notice of such action or claim promptly after becoming aware of such commencement or assertion unless the Company has otherwise received notice of such action or claim. The Company shall be entitled to participate in and, upon notice to the Trustee, assume the defense of any such action or claim using counsel reasonably acceptable to the Trustee. The Trustee shall cooperate with the Company in connection with the defense of any such action or claim. Subject to Section 17 the Trustee shall have no claim on the assets of the Trust Fund in respect of amounts payable to the Trustee under this Subsection 9.4.

     9.5 PAYMENT FROM TRUST FUND. All payments of expenses and compensation referred to in Subsections 9.1 and 9.2 hereof shall be made only with the written approval of or at the direction of the Committee.

SECTION 10  ADMINISTRATION AND RECORDS.

     10.1 RECORDS. The Trustee shall keep or cause to be kept accurate and detailed accounts of any investments, receipts, disbursements, loans, and other transactions hereunder, and, subject to the confidentiality requirements of Subsections 7.1 and 7.2, all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company. The Trustee shall preserve all such accounts, books and records, in original form or on microfilm, magnetic tape or any other similar process, for such period as the Trustee may determine, but the Trustee may destroy such accounts, books and records only after first notifying the Company in writing of its intention to do so and transferring to the Company, subject to the confidentiality requirements of Subsections 7.1 and 7.2 hereof, any of such accounts, books and records that the Company shall request.

     10.2 SETTLEMENT OF ACCOUNTS.

          (a) Subject to the confidentiality requirements of Subsections 7.1 and 7.2, within 10 days after the close of each calendar quarter, and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements, loans, and other transactions effected by it with respect to the Trust during the preceding calendar quarter or during the period from the close of the preceding calendar quarter to the date of such removal, resignation or termination, including a description of all investments and securities purchased and sold, with the cost or net proceeds of such purchases or sales, and showing all cash, securities, and other property held and loans payable at the end of such calendar quarter or other period.

          (b) It shall be the duty of the Company to review such written account promptly within 90 days from the date of filing any such account and if, within such 90-day period, the Company does not file with the Trustee a written notice of objection to any of the Trustee's acts or transactions, the initial account shall become an account stated between the Trustee and the Company. If the Company files a written notice of objection with the Trustee, the Trustee may file with the Company an adjusted account, in which case it shall be the duty of the Company to review such adjusted account promptly within 30 days from the date of its filing. If, within such 30-day period, the Company fails to file a written notice of objection to any of the Trustee's acts or transactions as so adjusted with the Trustee, the adjusted account shall become an account stated between the Trustee and the Company.

          (c) Unless an account is fraudulent, when it becomes an account stated it shall be finally settled, and the Trustee shall, to the maximum extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.

     10.3 AUDIT. The Trustee shall from time to time permit an independent public accountant selected by the Company to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.

     10.4 JUDICIAL SETTLEMENT. Nothing contained in this Trust Agreement shall be construed as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's accounts. Upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary party thereto in addition to the Trustee shall be the Company.

     10.5 DELIVERY OF RECORDS TO SUCCESSOR. In the event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor Trustee all records which shall be required by the successor Trustee to enable it to carry out the provisions of this Trust Agreement.

     10.6 TAX FILINGS. In addition to any returns required of the Trustee by law (E.G., any information return required to be filed on IRS Form 1041), the Trustee shall prepare and file such tax reports and other returns as the Company and the Trustee may from time to time agree.

SECTION 11 REMOVAL OR RESIGNATION OF THE TRUSTEE AND DESIGNATION OF
           SUCCESSOR TRUSTEE.

     11.1 REMOVAL. At any time the Company may remove the Trustee with or without cause upon at least 60 days' notice in writing to the Trustee. No removal of the Trustee shall be effective until the Company has appointed in writing a successor Trustee, and such successor has accepted the appointment in writing.

     11.2 RESIGNATION. The Trustee may resign at any time upon at least 60 days' notice in writing to the Company, except that any such resignation shall not be effective until the Company has appointed in writing a successor Trustee, and such successor has accepted the appointment in writing. At any time after 30 days following the sending of such notice of resignation, if the Company is unable to appoint a successor Trustee or if a successor Trustee has not accepted an appointment, the Trustee shall be entitled, at the expense of the Company, to petition a United States District Court or any of the courts of the State of Delaware or other court having jurisdiction to appoint its successor.

     11.3 SUCCESSOR TRUSTEE. Subject to Subsection 2.1 hereof, each successor Trustee, during such period as it shall act as such, shall have the powers and duties herein conferred upon the Trustee, and the word "Trustee" wherever used herein, except where the context otherwise requires, shall be deemed to include any successor Trustee. Upon designation of a successor Trustee and delivery to the resigned or removed Trustee of written acceptance by the successor Trustee of such designation, such resigned or removed Trustee shall promptly assign, transfer, deliver and pay over to such Trustee, in conformity with the requirements of applicable law, the funds and properties in its control or possession then constituting the Trust Fund and take all requisite action to provide for the succession by such successor Trustee to any loans to the Trust.

SECTION 12 ENFORCEMENT OF TRUST AGREEMENT.

     12.1 RIGHTS OF PARTIES TO ENFORCE THE TRUST AGREEMENT. The Company and the Trustee shall have the exclusive right to enforce any provision of this Trust Agreement. In any action or proceeding affecting the Trust, the only necessary parties shall be the Company and the Trustee and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust or any Plan.

     12.2 LIMITATION ON RIGHTS OF PARTICIPANTS, BENEFICIARIES AND OTHER AFFILIATES. Except as otherwise provided in Sections 7, 8, 13, and 14 hereof, neither the Plans nor any Participant or Beneficiary shall have any rights with respect to the Trust Fund, no Plan shall be deemed to have any beneficial interest in the Trust Fund, no Employee shall be deemed to have any beneficial interest in the Trust Fund arising from his participation in any particular Plan, and no Affiliate shall have or be deemed to have any interest in the Trust.

SECTION 13 TERMINATION.

     13.1 TERMINATION UPON SPECIFIC EVENTS. The Trust shall be terminated as soon as practicable after the Trustee has received written notice from the Committee that one or more of the following events has occurred:

          (a) the Department of Labor or a court of competent jurisdiction has determined (or, in the Committee's sole discretion, would be likely to determine) that the assets of the Trust are subject to Part 4 of Subtitle B of Title I of ERISA, or

          (b) the Internal Revenue Service or a court of competent jurisdiction has determined (or, in the Committee's sole discretion, would be likely to determine) that any portion of the Trust Fund is presently taxable to any Participant or Beneficiary.

In the event of a termination pursuant to this Subsection 13.1, the Trustee shall sell such shares of Company Stock, subject to a registration statement being filed if necessary, held in the Trust as necessary to repay all principal and interest remaining due under any loans to the Trust. The Trustee shall then make distributions of shares of Company Stock as provided in Subsection 8.1(b) as though all shares of Company Stock held in the Trust had been acquired by a contribution of cash or Company Stock to the Trust. Any assets remaining in the Trust following such distribution shall be distributed to the Administrators to satisfy the Company's obligations under one or more other employee benefit plans of the Company benefiting the Participants or to pay the compensation of any broad cross-section of Participants, as determined in good faith by the Committee.

     13.2 TERMINATION IN OTHER EVENTS. Notwithstanding anything herein to the contrary, the Trust shall terminate on the earliest of (a) the fifth anniversary of the Effective Date, (b) the date on which the Committee informs the Trustee in writing that the Company and its Affiliates have no obligations under any Plans (or the date on which there are no Plans), (c) the date on which the Committee demands repayment of the entire outstanding principal balance and accrued interest on any loans to the Trust, or (d) the date on which the Trust contains no assets and retains no claims to recover assets from the Company and its Affiliates pursuant to any provision hereof, whichever shall first occur. In the event of a termination described in clauses (a), (b), or (c) of this Section 13.2, the Trustee shall sell such shares of Company Stock held in the Trust as necessary to repay all principal and interest remaining due under any loans to the Trust and shall then distribute all remaining assets then constituting the Trust Fund, as provided in
Section 13.1

     13.3 LIMITATION ON TRUSTEE LIABILITY UPON TOTAL DISTRIBUTION; CONTINUATION OF TRUSTEE POWERS. Upon a total distribution of the Trust assets pursuant to
Section 8 or this Section 13, the Trustee shall be relieved from all further liability. The powers of the Trustee hereunder shall continue so long as any assets of the Trust remain in its hands.

     13.4 NONAPPLICABILITY OF ERISA. Notwithstanding anything herein to the contrary, no amount shall be distributed to any Participant pursuant to this
Section 13 if such distribution could, in the opinion of independent counsel, cause the Trust to be subject to ERISA (other than as an unfunded plan described in ERISA section 201(2)). Prior to a distribution pursuant to this Section, the Committee shall provide the Trustee with a Schedule of Participants eligible for a distribution (taking into account this subsection 13.4).

SECTION 14 AMENDMENT.

     14.1 AMENDMENTS IN GENERAL. The Company may, in its sole discretion, from time to time amend, in whole or in part, any or all of the provisions of this Trust Agreement, including, without limitation, by adding to, or subtracting from, Schedule A hereto one or more employee benefit plans (within the meaning of Section 3(3) of ERISA) or plans or arrangements that are not employee benefit plans (within the meaning of such Section); PROVIDED, that (a) in making any modification to Schedule A hereto, the Company shall act in good faith taking into account the best interests of a broad cross-section of Employees, and (b) the Company shall ensure that at all times Schedule A shall include (i) the employee benefit plans included as items 6 and 7 under the list of Plans and Benefits on Schedule A hereto on the Effective Date, and (ii) at least one employee benefit plan that is not an employee benefit plan within the meaning of
Section 3(3) of ERISA. No amendment to this Trust Agreement or the Plans shall be made that would (x) purport to alter the irrevocable character of the Trust,
(y) without the Trustee's prior written consent, adversely affect the Trustee's rights, increase the Trustee's duties or responsibilities or decrease the Trustee's compensation hereunder, or (z) without the approval of a majority of the Eligible Participants, alter Sections 2, 4, 6, 7, 8, 9.4, 12, 13, or this
Section 14 so as to adversely affect the interests of the Participants. For purposes of determining approval by Eligible Participants, each Eligible Participant shall have one vote for each share of Company Stock allocated to such Eligible Participant's account in the 401(k) Plan and one vote for each share subject to outstanding options to purchase Company Stock granted under the Stock Option Plans to such Eligible Participants. A vote in favor of an amendment by

Eligible Participants holding a majority of the total voting power, as described in the foregoing sentence, shall constitute approval of such amendment.

     14.2 SPECIFIC AMENDMENTS. Notwithstanding Subsection 14.1, the Company may amend this Trust Agreement from time to time in such manner as may be necessary, in the opinion of independent counsel, to prevent this Trust Agreement or the Trust from becoming subject to ERISA and to prevent the current taxation of the Trust Fund to Participants.

SECTION 15 NONALIENATION.

     Except as otherwise provided by this Trust Agreement and except as otherwise may be required by applicable law, (a) no amount payable to or in respect of any Plan, Participant or Employee at any time under the Trust shall be subject in any manner to alienation by any Participant or Employee by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any such amount, whether presently or thereafter payable, shall be void, and (b) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant or Employee.

SECTION 16 COMMUNICATIONS.

     16.1 TO THE COMPANY, BOARD OF DIRECTORS AND COMMITTEE. Communications to the Company, the Board of Directors and the Committee shall be addressed to:

               Kaufman and Broad Home Corporation
               10990 Wilshire Boulevard
               Los Angeles, California  90024
               Attention: Chief Financial Officer

with a copy to:

               Kaufman and Broad Home Corporation
               10990 Wilshire Boulevard
               Los Angeles, California 90024
               Attention: General Counsel

PROVIDED, HOWEVER, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

     16.2 TO THE TRUSTEE.   Communications to the Trustee shall be addressed to:

               Wachovia Bank, N.A.
               100 Main Street

               Winston Salem, North Carolina 27150
               Attention: Manager, Executive Services Administration with a copy to:

                Wachovia Bank, N.A.
                100 Main Street
                Winston Salem, North Carolina  27150
                Attention: Peter Quinn

PROVIDED, HOWEVER, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

     16.3 TO A PARTICIPANT. Communications to a Participant or to his Beneficiaries shall be addressed to the Participant or his Beneficiaries, respectively, at the address indicated on the Participant Schedule as in effect at the time of the communication.

     16.4 BINDING UPON RECEIPT. No communication shall be binding on the Trustee until it is received by the Trustee, and no communication shall be binding on the Company, the Board of Directors, or the Committee until it is received by the Company, the Board of Directors, or the Committee, respectively. A communication shall be deemed binding on a Participant or the Participant's Beneficiaries 60 days following the date notice is given or sent pursuant to Subsection 16.3.

     16.5 AUTHORITY TO ACT. The Secretary or Assistant Secretary of the Company shall from time to time certify to the Trustee the person or persons authorized to act for the Company, the Committee, and the Board of Directors and shall provide the Trustee with such information regarding the Company as the Trustee may reasonably request. The Trustee may continue to rely on any such certification until notified to the contrary.

     16.6 AUTHENTICITY OF INSTRUMENTS. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper reasonably believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

SECTION 17  CLAIMS OF COMPANY'S BANKRUPTCY CREDITORS.

     17.1 BANKRUPTCY CREDITORS. In the event of the Company's "insolvency," the assets of the Trust shall be available to pay the claims of any creditor of the Company to whom a distribution may be made in accordance with state and federal bankruptcy laws. The Company shall be deemed to be "insolvent" if it is either
(a) unable to pay its debts and liabilities as they become due or (b) subject to a pending proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute) or any state bankruptcy code. In the event the Company becomes insolvent, the Board of Directors and the Chief Executive Officer of the Company shall notify the Trustee of the event as soon as practicable. Upon receipt of such notice, or if the Trustee receives other written allegations of the Company's insolvency from a third party considered by the Trustee to be reliable and responsible, the Trustee shall cease making any distributions from the assets of the Trust, shall hold the assets in the Trust for the benefit of the Company's creditors and shall take such steps as are necessary to determine within a reasonable period of time whether the Company is insolvent. In making such determination, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of the Company or a determination by a court of competent jurisdiction that the Company is or is not insolvent. In the case of the Trustee's determination of the Company's insolvency, the Trustee will deliver assets of the Trust to satisfy claims of the Company's creditors as directed pursuant to a final order of a court of competent jurisdiction.

     17.2 RESUMPTION OF BENEFITS; RESTORATION OF ACCOUNTS. In the event the Trustee ceases making distributions by reason of Subsection 17.1, the Trustee shall resume making distributions pursuant to Sections 4, 8, or 13 of this Agreement only after the Trustee has determined that the Company is no longer insolvent or upon receipt of an order of a court of competent jurisdiction requiring such distributions. In making any determination under this Section, the Trustee may rely upon a certificate of the Board of Directors and the Chief Executive Officer of the Company.

SECTION 18  CONSOLIDATION, MERGER OR SALE OF THE COMPANY.

     In the event of consolidation of the Company with, or merger of the Company with or into, any corporation or corporations or other entity or entities, or any sale or conveyance of all or substantially all of the assets of the Company, proper provisions shall be made in connection with such transaction such that the Trustee shall deal with the corporation formed by such consolidation, or with or into which the Company is merged, or the person that acquires the assets of the Company on the same basis as it dealt with the Company prior to such transactions and, in such event, the term "Company" within this Agreement shall mean such corporation or person.

SECTION 19  MISCELLANEOUS PROVISIONS.

     19.1 BINDING EFFECT. This Trust Agreement shall be binding on the Company and the Trustee and their respective successors and assigns.

     19.2 INQUIRY AS TO AUTHORITY. A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.


     19.3 RESPONSIBILITY FOR COMPANY ACTION. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company, the Board of Directors, the Committee, any Affiliate, the Participants or any Beneficiaries. The Trustee shall be under no duties except such duties as are specifically set forth as such in this Trust Agreement or under applicable law, and no implied covenant or obligation shall be read into this Trust Agreement against the Trustee.

     19.4 SUCCESSOR TO TRUSTEE. Subject to Subsection 2.1, any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

     19.5 INTERCOMPANY AGREEMENTS. The Company may require any Affiliate to enter into such other agreement or agreements as it shall deem necessary to obligate such Affiliate to reimburse the Company for any other amounts paid by the Company hereunder, directly or indirectly, in respect of such Affiliate's employees.

     19.6 TITLES NOT TO CONTROL. Titles to the Sections of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

     19.7 LAWS OF THE STATE OF DELAWARE TO GOVERN. This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof.

     19.8 FRACTIONAL SHARES. Notwithstanding anything herein to the contrary, the Trustee may distribute any fractional share otherwise required to be distributed to Administrators or Participants pursuant to Sections 8 or 13, in cash in an amount equal to the Daily Value, multiplied by such fraction.

     19.9 COUNTERPARTS. For the purpose of facilitating the execution of this Trust Agreement and for other purposes, this Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                 KAUFMAN AND BROAD HOME CORPORATION

                                 By:  /S/ MICHAEL F. HENN
                                      -----------------------------------------
                                      Michael F. Henn, its Senior Vice President
                                      and Chief Financial Officer

Attest:  /S/ KIMBERLY N. KING
         -----------------------------------------
         Kimberly N. King, its Corporate Secretary
         and Corporate Counsel

                                 WACHOVIA BANK, N.A., as Trustee

                                 By:  /S/ JOE O. LONG
                                      ---------------------------------------
                                      Joe O. Long, its Senior Vice President/
                                      Group Executive

Attest:  /S/ JOHN N. SMITH III
         ------------------------------------------
         John N. Smith III, its Assistant Secretary

STATE OF CALIFORNIA         )
                            )ss
COUNTY OF LOS ANGELES       )

     On August 30, 1999, before me, Michelle Tillen, personally appeared Michael
F. Henn, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal


-----------------------------
      Michelle Tillen
    Commission #1090909
Notary Public - California                     /s/ MICHELLE TILLEN
    Los Angeles County                         ----------------------------
My Comm. Expires Mar 17, 2000                  Notary Public
-----------------------------




STATE OF   __________________________________

COUNTY OF  __________________________________

     On the ______ day of August, 1999, before me personally came to me ____________________, who, being by me duly sworn, did depose and say that he resides at ; that he is the ____________________ of Wachovia Bank, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.




                                         ----------------------------
                                         Notary Public

STATE OF CALIFORNIA         )
                            )ss
COUNTY OF LOS ANGELES       )

     On August __, 1999, before me, _________________, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal






                                         Notary Public





STATE OF NORTH CAROLINA

COUNTY OF STOKES

     On the 30 day of August, 1999, before me personally came to me John N. Smith, III, who, being by me duly sworn, did depose and say that he resides at Winston-Salem, NC; that he is the Assistant Secretary of Wachovia Bank, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation; and that he signed his name thereto by like order.



                                         /s/ BONNIE D. HARTSOE
                                         ----------------------------
                                         Notary Public

                                                      OFFICIAL SEAL
                                                    BONNIE D. HARTSOE
                                         [SEAL]  Notary Public-North Carolina
                                                    COUNTY OF STOKES
                                                   My Commission Expires
                                                     December 20, 2000

                                   Schedule A

                           LIST OF PLANS AND BENEFITS

1.   Kaufman and Broad Home Corporation 1999 Incentive Plan

2.   Kaufman and Broad Home Corporation 1988 Employee Stock Plan

3. Kaufman and Broad Home Corporation Performance Based Incentive Plan for Senior Management

4.   Kaufman and Broad Home Corporation 1998 Stock Incentive Plan

5.   Kaufman and Broad Home Corporation 1986 Stock Option Plan

6.   Company Stock Investment Fund under Kaufman and Broad Home
     Corporation Amended and Restated 401(k) Plan

7.   Company Matching Contribution under Kaufman and Broad Home
     Corporation Amended and Restated 401(k) Plan

                           LIST OF PLAN ADMINISTRATORS

The Company is the Administrator of all plans.

                                   Schedule B

                        TRUSTEE'S COMPENSATION SCHEDULE

The following fees shall be paid to Wachovia in consideration of its services as Trustee of the Trust:

1.   ACCEPTANCE AND IMPLEMENTATION FEE...................................$10,000

     Wachovia agrees to implement the Trust for a fee of Ten Thousand Dollars ($10,000). Initial services will include reviewing drafts of the Trust and all other pertinent documents, the establishment of a trust account and the establishment of administrative procedures among Kaufman and Broad, Wachovia and the agent receiving shares from the trust. The Acceptance and Implementation Fee will be due 30 days after the Trust document is signed.



2.   ONGOING ANNUAL ADMINISTRATION FEE...................................$30,000

     Wachovia agrees to provide trustee services for an annual fee of Thirty Thousand Dollars ($30,000). This fee will include all transfers of stock from the Trust (reporting gross transfers, not participant transactions), holding Kaufman and Broad common stock in an amount not to exceed 3 million shares, voting of the shares as tabulated by the Company or transfer agent and issuing trust reports on a quarterly basis. The Annual Administration Fee will be billed quarterly, in arrears.

Wachovia will guarantee this pricing for a period of two years. Any future increases will be limited to 5% per annum.

                                   Schedule C

                            FORM OF PROMISSORY NOTE

$75,000,000                                                      August 27, 1999
Los Angeles, California


     FOR VALUE RECEIVED, the undersigned, WACHOVIA BANK, N.A., not in its individual or corporate capacity, but solely in its capacity as Trustee of the Kaufman and Broad Home Corporation Grantor Stock Trust (the "Trust"), hereby promises on behalf of the Trust to pay to the order of Kaufman and Broad Home Corporation, a Delaware corporation (the "Company"), at the principal offices of the Company in Los Angeles, California, or at such other place as the Company shall designate in writing, the aggregate principal amount of Seventy-Five Million Dollars ($75,000,000), as shown on Schedule A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

     Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, with the last such installment due on August 29, 2004; PROVIDED, HOWEVER, that this Note may be prepaid in whole or in part at any time without penalty; and provided further that the principal amount of this Note and any accrued but unpaid interest (i) shall be accelerated in the event that the Trust shall have been terminated in accordance with Section 13.2 of the Trust, and the Trustee shall have complied with the requirements of such Section 13.2, or (ii) shall be deemed forgiven, if applicable, in accordance with Section 8.1(a) of the Trust. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to the Midterm AFR Rate in effect on the date that any principal is advanced under this Note, as shown on Schedule A, shall be paid quarterly, in arrears, on each January 1, April 1, July 1, and October 1, commencing October 1, 1999, and shall be calculated on the basis of a 360-day year of 30-day months. Whenever any payment fall due on a Saturday, Sunday, or public holiday, such payment shall be made on the next succeeding business day.

     This Note shall be construed under the laws of the State of Delaware.

     The undersigned represents and warrants that the indebtedness represented by this Note was incurred for the purpose of purchasing shares of Common Stock, $1.00 par value, of the Company.

     This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

     The Company shall have no recourse whatsoever to any assets of the Trustee in its individual or corporate capacity for repayment. The Trustee is entering into this Agreement not it its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.


                                           WACHOVIA  BANK,  N.A.,  on behalf
                                           of the  Kaufman and Broad Home
                                           Corporation Stock Benefit Trust

                                           By: _____________________________

                                               _______________, its __________

SCHEDULE A:


DATE THAT            AMOUNT OF                     REPAYMENT
PRINCIPAL IS         PRINCIPAL        INTEREST     SCHEDULE FOR
ADVANCED             ADVANCED         RATE         PRINCIPAL ADVANCED
---------            ---------        ----         ------------------

August 27, 1999      $6,300,000       5.97%        $630,000 on August 26, 2000
                                                   $630,000 on August 26, 2001
                                                   $630,000 on August 26, 2002
                                                   $630,000 on August 26, 2003
                                                   Balance Outstanding on August 26, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

SCHEDULE A:


DATE THAT            AMOUNT OF                     REPAYMENT
PRINCIPAL IS         PRINCIPAL        INTEREST     SCHEDULE FOR
ADVANCED             ADVANCED         RATE         PRINCIPAL ADVANCED
---------            ---------        ----         ------------------

August 27, 1999      $6,300,000       5.97%        $630,000 on August 26, 2000
                                                   $630,000 on August 26, 2001
                                                   $630,000 on August 26, 2002
                                                   $630,000 on August 26, 2003
                                                   Balance Outstanding on August 26, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

$________________    $_________       ____%        [10% of Principal] on [First Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Second Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Third Anniversary of Date Principal Advanced]
                                                   [10% of Principal] on [Fourth Anniversary of Date Principal Advanced]
                                                   Balance Outstanding on August 29, 2004

                                   Schedule C



                            FORM OF PROMISSORY NOTE
                            -----------------------


$75,000,000                                                      August 31, 1999
Los Angeles, California


     FOR VALUE RECEIVED, the undersigned, WACHOVIA BANK, N.A., not in its individual or corporate capacity, but solely in its capacity as Trustee of the Kaufman and Broad Home Corporation Grantor Stock Trust (the "Trust"), hereby promises on behalf of the Trust to pay to the order of Kaufman and Broad Home Corporation, a Delaware corporation (the "Company"), at the principal offices of the Company in Los Angeles, California, or at such other place as the Company shall designate in writing, the aggregate principal amount of Seventy-Five Million Dollars ($75,000,000), as shown on Schedule A attached hereto as such may be amended from time to time, with interest in arrears thereon, as hereinafter provided.

     Principal shall be paid in installments in the amounts and on the dates set forth on the Maturity Schedule attached hereto as Schedule A, with the last such installment due on August 27, 2004; PROVIDED, HOWEVER, that this Note may be prepaid in whole or in part at any time without penalty; and provided further that the principal amount of this Note and any accrued but unpaid interest (i) shall be accelerated in the event that the Trust shall have been terminated in accordance with Section 13.2 of the Trust, and the Trustee shall have complied with the requirements of such Section 13.2, or (ii) shall be deemed forgiven, if applicable, in accordance with Section 8.1(a) of the Trust. Interest on the unpaid principal balance, at an annual interest rate (the "Interest Rate") equal to the Midterm AFR Rate in effect on the date that any principal is advanced under this Note, as shown on Schedule A, shall be paid quarterly, in arrears, on each January 1, April 1, July 1, and October 1, commencing October 1, 1999, and shall be calculated on the basis of a 360-day year of 30-day months. Whenever any payment falls due on a Saturday, Sunday, or public holiday, such payment shall be made on the next succeeding business day.

     This Note shall be construed under the laws of the State of Delaware.

     The undersigned represents and warrants that the indebtedness represented by this Note was incurred for the purpose of purchasing shares of Common Stock, $1.00 par value, of the Company.

     This Note may not be assigned by the Company, other than by operation of law, without the prior express written consent of the undersigned.

     The Company shall have no recourse whatsoever to any assets of the Trustee in its individual or corporate capacity for repayment. The Trustee is entering into this Agreement not in its individual or corporate capacity but solely as Trustee, and no personal or corporate liability or personal or corporate responsibilities are assumed by, or shall at any time be asserted or enforceable against, the Trustee in its individual or corporate capacity under, or with respect to, this Agreement.



                                              WACHOVIA BANK, N.A., on behalf of
                                              the Kaufman and Broad Home
                                              Corporation Stock Benefit Trust




                                              By:  /s/ JOE O. LONG
                                                 -------------------------------
                                                 Joe O. Long
                                                 Senior VP / Group Executive

SCHEDULE A:
-----------

Date that                Amount of                           Repayment
Principal is             Principal             Interest      Schedule for
Advanced                 Advanced              Rate          Principal Advanced
----------               ----------            --------      ------------------
August 31, 1999          $7,852,818.75          5.97%        $785,281.88 on August 27, 2000
                                                             $785,281.88 on August 27, 2001
                                                             $785,281.88 on August 27, 2002
                                                             $785,281.88 on August 27, 2003
                                                             Balance Outstanding on August 27, 2004







                                       1